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                          PRUDENTIAL INDEX SERIES FUND
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                       Prudential Bond Market Index Fund
                          Prudential Europe Index Fund
                         Prudential Pacific Index Fund
                        Prudential Small-Cap Index Fund

                         SUPPLEMENT DATED MAY 31, 2000
                       PROSPECTUS DATED NOVEMBER 18, 1999
                     (as supplemented on December 17, 1999)

The following supplements the information contained in the Prospectus under 'How to Buy, Sell and Exchange Shares of the Funds--How to Buy Shares:' Effective at the close of business today, shares of each Fund may no longer be purchased by any existing shareholder accounts except (1) Retirement Programs, PruArray Association Benefit Plans and PruArray Savings Programs that are currently shareholders, and successor or related programs and plans, (2) investors who have executed a Letter of Intent prior to May 4, 2000, (3) shareholders who have elected to reinvest dividends and/or distributions and
(4) current shareholders participating in automatic investment plans. On May 24, 2000, the Board of Trustees decided it was in the shareholders' best interests to liquidate each Fund as soon as practicable and no later than September 29, 2000. The Funds had suspended the sale of shares to new accounts on May 5, 2000. The current exchange privilege of obtaining shares of other Prudential Mutual Funds and the current redemption rights remain in effect. At March 31, 2000, each Fund's assets and the ownership of shares of the Funds by the General Account of The Prudential Insurance Company of America were:

                                                          GA
                                         Assets        Ownership
                                     --------------    ---------
Prudential Bond Market Index Fund    $44.7 million        75%
Prudential Europe Index Fund         $26.5 million        83%
Prudential Pacific Index Fund        $34.8 million        89%
Prudential Small-Cap Index Fund      $32.2 million        66%

MF177C2

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The following supplements the information on page 9 of the Prospectus under
'Fees and Expenses:'

The Funds' Manager has agreed to waive its management fees effective May 25, 2000.